Exhibit 99.1

INTRODUCTION

As an investor with CLS Holdings, you should have the most up to date information about what’s happening at our subsidiaries. Transparency in how we do business is foundational for our team, and as we head full speed into the fourth quarter of 2020, we hope you’ll find the news enclosed just as exciting as we do. As a company that knows that people power profits, we are thrilled to show you how this people-first prioritization is delivering significant positive impacts to both. Thank you for joining us in this venture.

OUR PRESENT

Our Nevada retail subsidiary, Oasis Cannabis, recently reported a new record - its highest month of sales in company history, with monthly net revenue over $1 million. In spite of regulatory hurdles and continued limitations caused by COVID-19, our dispensary team has proven agile and able to ensure the comfort and confidence of our customers. Our employees deserve the same level of comfort and confidence; we continue to offer free testing to all CLS subsidiary employees, and maintain strict sanitation procedures at all facilities.

Exciting changes have been on the horizon at City Trees, our wholesale manufacturing division, for some time, and we couldn’t be more proud to announce the relaunch of this incredible brand. With an entirely new look and feel, a refined selection of products, and carefully curated limited release offerings, City Trees is now broadcasting to a new wide, receptive audience in the emerging craft cannabis space.

Our growth at City Trees would not be possible without getting back to its roots - the technology required to produce the highest quality, safest cannabis extracts possible. Our proprietary patented ethanol extract process, currently undergoing rigorous testing, is producing higher output yields and promising test results. This technology successfully implemented at scale has significant implications for the cannabis industry nationwide.

OUR OPPORTUNITIES

At the dispensary level, we are monitoring unique acquisition opportunities for CLS Holdings in secondary and tertiary markets. While primary markets have reached saturation and consolidation quickly following cannabis legalization, targeted growth to newly regulated states offers a competitive advantage as markets transition from prohibition to medical access, and medical to recreational legalization. We believe our experience in these transitional markets will prove invaluable in the coming months.

With improved visibility, expanded sustainability initiatives, and fresh design criteria, City Trees now has more collateral to expand its reach among discerning cannabis consumers and ethically driven shoppers. New recycled packaging printed with plant-derived inks and our expanded support of the Arbor Day Foundation with our Buy 1 Plant 1 initiative are only the first steps in our expanded commitment to sustainable growth. We are also in our final weeks of the Summer of Giving at Oasis, wherein we are donating 1% of net sales from the third quarter of 2020 to the Cannabis Equity and Inclusion Community of Nevada, an organization dedicated to assisting those most harmed by the War on Drugs. We will continue to look for similarly impactful opportunities to give back and reiterate our commitment to environmental and social justice in our communities.

OUR FUTURE

With net revenue at Oasis still on the rise, we're turning our sights to how we can repeat this pattern of growth in new markets. Most recently, we are exploring storefront, cultivation, and edible manufacturing opportunities in a number of Southwestern states. Our goal is to become a regional cannabis company at this time. We believe this is a more prudent model than attempting to become a large, national, multi-state operator. In tandem with expansion, we are aiming to substantially grow annual revenue at Oasis. Additional tools to achieve this goal across the entirety of CLS Holdings include an expanded web presence; a new Oasis website was launched this summer, and new websites for City Trees and CLS will be live on September 1 and October 1 respectively.

As City Trees rolls out an entirely new set of brand assets this month, we expect substantial increases in brand awareness and vendor buy-in in Q4 and beyond. Back in the lab, our patented extraction technology will continue to undergo rigorous testing, with incredible future implications for white label extraction prospects and higher margin product creation.

None of this would be possible without the dedicated people powering our profits, who will continue to receive our utmost support and attention as we navigate still-uncertain times. We will continue to do our best to exemplify good corporate citizenship for you, our employees, our communities, and our planet.

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FORWARD LOOKING STATEMENTS

This press release contains certain ''forward-looking information'' within the meaning of applicable Canadian securities legislation and ''forward-looking statements'' as that term is defined in the Private Securities Litigation Reform Act of 1995 (collectively, the ''forward-looking statements''). These statements relate to, among other things, the future impact of the

COVID-19 virus on our business, the future results of our initiatives to retain our employees and strengthen our relationships with our customers and community during the pandemic, the future effect of our initiatives to expand market share and achieve growth following the pandemic, results of operations during the pandemic, and the effectiveness of our business practices during the pandemic. The continued spread of COVID-19 could have, and in some cases already has had, an adverse impact on our business, operations and financial results, including through disruptions in our cultivation and processing activities, supply chains and sales channels, and retail dispensary operations as well as a deterioration of general economic conditions including a possible national or global recession. Due to the speed with which the

COVID-19 situation is developing and the uncertainty of its magnitude, outcome and duration, it is not possible to estimate its impact on our business, operations or financial results; however, the impact could be material. In some cases, you can identify forward looking statements by terminology such as ''may,'' ''might,'' ''will,'' ''should,'' ''intends,'' ''expects,'' ''plans,'' ''goals,'' ''projects,'' ''anticipates,'' ''believes,'' ''estimates,'' ''predicts,'' ''potential,'' or ''continue'' or the negative of these terms or other comparable terminology. These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered together with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events. See CLS Holdings USA filings with the SEC and on its SEDAR profile at www.sedar.com for additional details.